Investments in Associates	12 Months Ended
Oct. 31, 2025
Investments accounted for using equity method [abstract]
Investments in Associates
16	Investments in Associates
The Bank had significant investments in the following associates:

			2025			2024
As at October 31 ($ millions)	Country of incorporation	Nature of business	Ownership percentage	Date of financial statements (1)	Carrying value	Carrying value
KeyCorp (2)	United States	Banking	14.9%	September 30, 2025	$4,379	$–
Bank of Xi’an Co. Ltd. (3)	China	Banking	18.1%	September 30, 2025	729	658
Maduro & Curiel’s Bank N.V. (4)	Curacao	Banking	48.1%	September 30, 2025	570	527

(1)	Represents the date of the most recent financial statements.
(2)
On December 27, 2024, the Bank completed the acquisition of an additional 10% ownership interest, bringing the total ownership interest in KeyCorp to 14.9% (refer to Note 35 for further details). The Bank has significant influence over KeyCorp through a combination of its ownership interest and board representation. Based on the quoted price on the New York Stock Exchange, the market value of the Bank’s investment in KeyCorp was $
4,018
as at Oct 31, 2025. During the year, dividends received from KeyCorp of $140 were recognized as a reduction in the carrying value of the investment in associate.

(3)
Based on the quoted price on the Shanghai Stock Exchange, the market value of the Bank’s Investment in Bank of Xi’an Co. Ltd. was $617 (October 31, 2024 – $570). The Bank has significant influence over the Bank of Xi’an Co. Ltd. through a combination of its ownership interest and board representation.

(4)
The local regulator requires financial institutions to set aside reserves for general banking risks. These reserves are not required under IFRS, and represent undistributed retained earnings related to a foreign associated corporation, which are subject to local regulatory restrictions. As of October 31, 2025
,
these reserves amounted to $76 (2024 – $74).

Impairment testing of Bank of Xi’an Co. Ltd.
As at October 31, 2025, the market value of the Bank’s investment in Bank of Xi’an Co. Ltd. based on the quoted price on the Shanghai Stock Exchange continues to be below its carrying value. The Bank has been performing quarterly impairment testing on this investment due to the prolonged period in which its market value has remained below the carrying amount. The impairment test involves comparing the carrying value of the investment to its recoverable amount based on value in use (VIU). In estimating VIU, the Bank uses a discounted cash flows valuation model which incorporates key assumptions, including a
5-year
forecast of
after-tax
cash flows for the underlying entity, the estimated terminal growth rate beyond 5 years, and the applicable discount rate. As at October 31, 2025, the estimate of VIU was determined using a terminal growth rate of 2% (2024 – 2%) and an after-tax
discount rate of 11% (2024 –12%).
Based on impairment testing performed using the VIU methodology, no impairment was determined to exist as at October 31, 2025. In the prior year, an impairment charge of $343 million ($309 million after-tax) was recorded in non-interest expenses – other in the Other operating segment, driven primarily by the continued weakening of the economic outlook in China.

Summarized financial information
Summarized financial information of the Bank’s significant associates are as follows.

	For the twelve months ended (1)		As at October 31, 2025
($ millions)	Revenue	Net income	Total assets	Total liabilities
KeyCorp	$8,873	$1,305	$262,850	$234,656
Bank of Xi’an Co. Ltd.	2,009	517	108,567	100,773
Maduro & Curiel’s Bank N.V.	487	183	8,598	7,430

	For the twelve months ended (1)		As at October 31, 2024
($ millions)	Revenue	Net income	Total assets	Total liabilities
Bank of Xi’an Co. Ltd.	$1,457	$471	$87,974	$81,577
Maduro & Curiel’s Bank N.V.	457	170	8,057	6,959

(1)	Based on the most recent available financial statements.